Credit Facilities	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Credit Facilities
Credit Facilities

In 2011, the Company established a revolving line of credit with the Royal Bank of Canada. The credit facility is renewable annually for borrowing of up to $1,500 CAD. The line is collateralized by cash and cash equivalents and its interest rate is tied to the Bank of Canada prime lending rate plus 0.3% (3.0% as of December 31, 2015 and 3.3% as of December 31, 2014). As of December 31, 2015 the Company had drawn nil under the facility. As of December 31, 2015, $1,000 CAD under the facility was pledged as collateral for a letter of credit.

In March 2015, the Company entered into a credit facility with Silicon Valley Bank, which provides for a $25,000 revolving line of credit bearing interest at the U.S. prime rate, as published by the Wall Street Journal plus or minus 25 basis points per annum. As at December 31, 2015 the effective rate was 3.25%. The credit facility has a maturity date of March 11, 2016, and is collateralized by substantially all of the Company’s assets, including the stock of its subsidiaries named in the agreement as guarantors, but excluding the Company’s intellectual property, which is subject to a negative pledge. As of December 31, 2015, no amounts have been drawn under this credit facility and the Company is in compliance with all of the covenants contained therein.